                               AMENDMENT NO. 1 TO
                             STOCKHOLDERS' AGREEMENT


                  This AMENDMENT No. 1 is made as of October 19, 1999 (this "Amendment"), among Elliott Associates, L.P. ("Elliott"), Westgate International, L.P. ("Westgate"), Martley International, Inc. ("Martley"), Moses Marx ("Marx"), Momar Corporation ("Momar") and United Equities Commodities Company ("United Equities"), and Avatex Corporation, a Delaware corporation ("Avatex"). Elliott, Westgate, Martley, Marx, Momar and United Equities, are referred to herein collectively as the "Stockholders."


                              W I T N E S S E T H:


                  WHEREAS, the Stockholders and Avatex wish to amend that certain Stockholders' Agreement, dated as of June 18, 1999, among Avatex and the Stockholders (herein referred to as the "Stockholders' Agreement") to correct the number of shares that were beneficially owned by Marx as of the date of the Stockholders' Agreement; and

                  WHEREAS, all capitalized terms contained herein shall have the meaning ascribed to them in the Stockholders' Agreement, unless otherwise expressly set forth herein. This Amendment, upon execution as provided for below, shall constitute Amendment No. 1 to the Stockholders' Agreement. The amendments below shall apply to the action to be taken by Avatex and the Stockholders with respect to the subject matter thereof.

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree, in accordance with Section 6.2 of the Stockholders' Agreement, as follows:

         1. Schedule A to the Stockholders' Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit A attached hereto.

         2. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

         4. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without reference to choice of law principles, including all matters of construction, validity and performance.

         5. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

         6. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Stockholders' Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Stockholders that would require a waiver or consent of

Avatex. Except as expressly amended or modified herein, the provisions of the Stockholders' Agreement are and shall remain in full force and effect.

         7. Except as specifically provided herein, the Stockholders' Agreement shall remain in full force and effect and is hereby ratified and confirmed. On and after the date hereof, each reference in the Stockholders' Agreement to "this Agreement", "herein", "hereof" or words of like import shall mean and be a reference to the Stockholders' Agreement as amended hereby. No reference to this Amendment need be made on any instrument, agreement, certificate or document at any time referring to the Stockholders' Agreement; it being understood and agreed that a reference to the Stockholders' Agreement in any of such instruments, agreements, certificates or documents to be deemed to be a reference to the Stockholders' Agreement as amended hereby.


                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, Avatex and the Stockholders have caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                 AVATEX CORPORATION



                                 By: /s/ Melvyn J. Estrin
                                     --------------------------------------
                                     Name:   Melvyn J. Estrin
                                     Title:  Co-Chief Executive Officer



                                 ELLIOTT ASSOCIATES, L.P.



                                 By: /s/ Paul E. Singer
                                     --------------------------------------
                                     Paul E. Singer
                                     General Partner



                                 WESTGATE INTERNATIONAL, L.P.


                                 By: Martley International, Inc.,
                                     as Attorney-in-Fact


                                 By: /s/ Paul E. Singer
                                     --------------------------------------
                                     Paul E. Singer
                                     President



                                 MARTLEY INTERNATIONAL, INC.



                                 By: /s./ Paul E. Singer
                                     --------------------------------------
                                     Paul E. Singer
                                      President

                                 /s/ Moses Marx
                                 --------------------------------------
                                 Moses Marx



                                 MOMAR CORPORATION



                                 By: /s/ Moses Marx
                                     --------------------------------------
                                     Moses Marx
                                     President



                                 UNITED EQUITIES COMMODITIES COMPANY



                                 By: /s/ Moses Marx
                                     --------------------------------------
                                     Moses Marx
                                     General Partner

                                    EXHIBIT A
                                    ---------



                                                                      Schedule A
                                                                      ----------

                                                                            Number of Shares
                                                 Number of Shares            of Convertible          Number of Shares
                                                  of Old Avatex                 Preferred               of Series A
Stockholder                                      Common Stock(1)                   Stock              Preferred Stock
                                            ---------------------------    --------------------    ----------------------
Elliott Associates, L.P.                              417,600                    111,637                   547,613
Westgate International L.P.                           416,300                        -0-                   661,797
Martley International, Inc.                               -0-                        -0-                       -0-
Moses Marx                                             75,000                     10,100                   493,200
Momar Corporation                                     802,500                     26,000                   257,026
United Equities Commodities Company                 1,151,000                    178,300                   425,974


---------------------------

(1) Elliott Associates, L.P., Westgate International, L.P., Martley International, Inc., Springfield Associates, L.L.C., Kensington International Ltd., Moses Marx, Momar Corporation and United Equities Commodities Company have entered into a stock purchase agreement with Phar-Mor, Inc. pursuant to which (i) Phar-Mor, Inc. has agreed to purchase the shares of Old Avatex Common Stock owned by each such Stockholder at or prior to the Effective Time, and (ii) each such Stockholder has granted to Phar-Mor, Inc. an irrevocable proxy to vote the shares of Old Avatex Common Stock owned by each such Stockholder until the earlier of Phar-Mor's purchase of such shares or the termination of such stock purchase agreement.




                                       5